EXHIBIT 10.4

                          GRIDLINE COMMUNICATION CORP.

                           2004 EQUITY INCENTIVE PLAN


    SECTION                             DESCRIPTION

       1                                Purpose of the Plan

       2                                Definitions

       3                                Types of Awards Covered

       4                                Administration

       5                                Eligibility

       6                                Shares of Stock Subject to the Plan

       7                                Non-Employee Director Awards

       8                                Stock Options

       9                                Stock Appreciation Rights

       10                               Restricted Stock

       11                               Performance Awards

       12                               Other Stock-Based Incentive Awards

       13                               Exercise of Options

       14                               Rights in Event of Death or Disability

       15                               Award Agreements

       16                               Tax Withholding

       17                               Change of Control

       18                               Dilution or Other Adjustment

       19                               Transferability

       20                               Amendment or Termination

       21                               General Provisions

       22                               Plan Effective Date

       23                               Plan Termination

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                          GRIDLINE COMMUNICATIONS CORP.

                           2004 EQUITY INCENTIVE PLAN

                                    SECTION 1
                               PURPOSE OF THE PLAN

1.1 The purposes of the 2004 Equity Incentive Plan are to attract and retain qualified personnel, to provide additional incentive to Employees and Consultants of Gridline Communications Corp. in order to promote the success of the Company's business and enhance shareholder value.

                                    SECTION 2
                                   DEFINITIONS

2.1 Unless the context indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section:

        (a) "AWARD" shall mean grants or awards under this Plan in the form of Options, SARs, Restricted Stock, Performance Awards or other stock-based incentive awards.

        (b)     "BOARD" shall mean the Board of Directors of the Company.

        (c) "CHANGE OF CONTROL" shall be deemed to have taken place on an occurrence of an event as defined in Section 17 of this Plan.

        (d) "CODE" shall mean the Internal Revenue Code of 1986 as it may be amended from time to time and related Treasury Regulations.

        (e) "COMMITTEE" shall mean the Board, or any Committee comprised of two or more Outside Directors, that may be designated by the Board to administer the Plan, in accordance with Section 4 hereof.

        (f) "COMMON STOCK" shall mean the common stock, par value $.0001, of the Company.

        (g)     "COMPANY" shall mean Gridline Communications Corp.

        (h) "CONSULTANT" shall mean any consultant or advisor to the Company or any Subsidiary, but not including any Employee.

        (i) "DEFERRED SHARES" an award made pursuant to Section 12 of the Plan of the right to receive Common Stock in lieu of cash thereof at the end of a specified time period.

        (j)     "DIRECTOR" shall mean any member of the Board.

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        (k)     "DISABILITY"  shall mean permanent and total  disability  within the meaning of Section 22(e)(3) of the Code.

        (l) "EMPLOYEE" shall mean any full-time employee of the Company or its Subsidiaries (including Directors who are otherwise employed on a full-time basis by the Company or its Subsidiaries).

        (m) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 as it may be amended from time to time.

        (n) "FAIR MARKET VALUE" of the Common Stock on a given date shall be based upon either (i) if the Common Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Common Stock on such date (or, if there was no trading or quotation in the Common Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations or (ii) if the Common Stock is not listed on a national securities exchange or quoted in an interdealer quotation system, the price will be equal to the Company's fair market value, as determined by the Committee in good faith based upon the best available facts and circumstances at the time.

        (o)     "GRANTEE" shall mean a person granted an Award under the Plan.

        (p) "IMMEDIATE FAMILY" shall mean with respect to a given Grantee that Grantee's spouse, children, or grandchildren (including adopted children or grandchildren).

        (q) "IPO DATE" shall mean the date of closing of the initial public offering of the Company's Common Stock.

        (r) "ISO" shall mean an Award granted pursuant to the Plan to purchase shares of the Stock and is intended to qualify as an incentive stock option under Section 422 of the Code, as now or hereafter constituted.

        (s) "NQSO" shall mean an Award granted pursuant to the Plan to purchase shares of stock and is not intended to qualify as an incentive stock option under Section 422 of the Code, as now or hereafter constituted.

        (t) "OPTIONS" shall refer collectively to NQSOs and ISOs issued under and subject to the Plan.

        (u) "OUTSIDE DIRECTOR" shall mean a non-employee Director within the meaning of Rule 16b-3(b)(3) under the Exchange Act, or any successor thereto, who are also "outside directors" within the meaning of Section 162(m) of the Code and the regulations thereunder.

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        (v)     "PERFORMANCE  AWARDS" shall mean Awards under the Plan,  payable in cash, Common Stock, other securities or other awards and shall confer on the holder thereof the right to receive payments, upon the achievement of such performance goals during such performance periods as the Committee shall establish.

        (w) "PERMITTED TRANSFEREE" shall mean any individual or entity as defined in Section 19.2 of this Plan.

        (x) "PLAN" shall mean this 2004 Equity Incentive Plan as set forth herein and as amended from time to time.

        (y) "RESTRICTED STOCK" shall mean an Award of Common Stock subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine.

        (z)     "RULES"  means  Rule  16(b)(3)  and  any  successor   provisions
                promulgated  by the  Securities  and Exchange  Commission  under
                Section 16 of the Exchange Act.

        (aa) "SAR" shall mean an Award constituting the right to receive, upon surrender of the right, but without payment, an amount payable in cash.

        (bb) "SUBSIDIARY or SUBSIDIARIES" shall mean any entity or entities in which the Company owns a majority of the voting power.

        (cc) "TEN PERCENT SHAREHOLDER" shall mean any Grantee who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.

                                    SECTION 3
                             TYPES OF AWARDS COVERED

3.1     Awards granted under the Plan may be:

        (a)     stock options ("Options") which may be designated as:

                (i)     nonqualified stock options ("NQSOs"); or

                (ii)    incentive stock options ("ISOs");

        (b)     stock appreciation rights ("SARs");

        (c)     restricted stock awards ("Restricted Stock");

        (d)     performance awards ("Performance Awards"); or

        (e)     other forms of stock-based incentive awards.

                                       3
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                                    SECTION 4
                                 ADMINISTRATION

4.1 The Plan shall be administered by the Committee. Subject to the provisions of the Plan and applicable law, the Committee shall have full discretion and the exclusive power to:

        (a) select the individuals who will participate in the Plan and to make Awards to such individuals;

        (b) determine the time at which such Awards shall be granted and any terms and conditions with respect to such Awards as shall not be inconsistent with the provisions of the Plan; and

        (c) resolve all questions relating to the administration of the Plan, and applicable law.

4.2 The interpretation of and application by the Committee of any provision of the Plan shall be final and conclusive. The Committee, in its sole discretion, may establish such rules and guidelines relating to the Plan as it may deem appropriate.

4.3 The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Committee shall keep minutes of its actions under the Plan.

4.4 No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Awards granted hereunder. All members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                    SECTION 5
                                   ELIGIBILITY

5.1 The individuals who shall be eligible to participate in the Plan shall be officers, management, and such other key Employees and Consultants of the Company and Subsidiaries as the Committee may from time to time determine.

5.2 Directors of the Company who are not employees of the Company shall be eligible to participate in the Plan as provided in Section 7.

5.3 An Employee, Consultant or Non-Employee Director who has been granted an Award in one year shall not necessarily be entitled to be granted Awards in subsequent years.

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                                    SECTION 6
                       SHARES OF STOCK SUBJECT TO THE PLAN

6.1     Awards may be granted with respect to the Common Stock of the Company.

6.2 Shares delivered upon exercise of the Awards, at the election of the Board of Directors of the Company, may be Common Stock that is authorized but previously unissued, or stock reacquired by the Company, or both.

6.3 Subject to the provisions of Section 18, the maximum number of shares available for issuance under the Plan shall be not more than 10,000,000 shares, subject to adjustment as provided in Section 18.2 in the event of any reclassification, stock split, combination of shares, separation (including a spin-off), dividend on shares of Common Stock payable in stock or other similar change in capitalization. The number of shares of Common Stock reserved under the Plan shall not be less than the total number of shares granted, whether exercised or unexercised for all Awards under the Plan.

6.4 Any shares of Common Stock awarded under the Plan, which Award for any reason expires or is terminated unexercised as to such shares, shall again be available for the grant of other Awards under the Plan; provided, however, that forfeited shares or other securities shall not be available for further Awards if the Grantee has realized any benefits of ownership from such shares.


                                    SECTION 7
                          NON-EMPLOYEE DIRECTOR AWARDS

7.1 The Board may grant NQSOs to Non-Employee Directors in such amounts and at such times as the Board may determine.

7.2 Each option granted to a Non-Employee Director shall be exercisable in full one year after the date of grant.

7.3 Each option granted to a Non-Employee Director may not be exercised more than 10 years after the date such option is granted and such option shall expire on such date unless sooner exercised or cancelled due to termination of service or death.

7.4 Upon the termination of directorship, such Non-Employee Director's option privileges shall be limited to the shares which were immediately purchasable at the date of such termination of directorship and shall expire unless exercised on or before the second annual anniversary of the date of such termination of directorship.

7.5 If a Non-Employee Director dies while a member of the Board, his or her option shall become fully exercisable and shall remain exercisable by such Non-Employee Director's estate (or other successor) until the first annual anniversary date of death, at which time they shall expire.

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                                    SECTION 8
                                  STOCK OPTIONS

8.1 The Committee may grant Options, as follows, which shall be evidenced by a stock option agreement and may be designated as (i) NQSOs or (ii)
        ISOs:

        (a)     NQSOS

                (i) A NQSO is a right to purchase a specified number of shares of Common Stock during such time as the Committee may determine, not to exceed ten years, at a price determined by the Committee that is not less than the par value per share of each share of Common Stock for which the option is granted.

                (ii) The purchase price of the Common Stock subject to the NQSO may be paid in cash. At the discretion of the Committee, the purchase price may also be paid by the tender of Common Stock or through a combination of Common Stock and cash or through such other means as the Committee determines are consistent with the Plan's purpose and applicable law. No fractional shares of Common Stock will be issued or accepted.

                (iii) No NQSO may be exercised more than 10 years after the date the NQSO is granted.

                (iv) Without limiting the foregoing, to the extent permitted by law (including relevant state law):

                        A. the Committee may agree to accept, as full or partial payment of the purchase price of Common Stock issued upon the exercise of the NQSO, a promissory note of the person exercising the NQSO evidencing the person's obligation to make future cash payments to the Company, which promissory note shall be payable as determined by the Company (but in no event later than five years after the date thereof), shall be secured by a pledge of the shares of Common Stock purchased and shall bear interest at a rate established by the Committee; and

                        B. the Committee may permit the person exercising the NQSO, either on a selective or aggregate basis, to simultaneously exercise the NQSO and sell the shares of Common Stock acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from sale as payment of the exercise price of the NQSO.

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                (v)     if the option is not exercised it will be canceled.

        (b)     ISOS

                (i) No ISO may be granted under the Plan to an individual who is not an Employee.

                (ii) The aggregate Fair Market Value (determined at the time of the grant of the Award) of the shares of Common Stock subject to ISOs which are exercisable by a Grantee for the first time during a particular calendar year shall not exceed $100,000. To the extent that ISOs granted to a Grantee exceed the limitation set forth in the preceding sentence, ISOs granted last shall be treated as NQSOs.

                (iii)   No ISO may be exercisable more than:

                        A. in the case of a Grantee who is not a Ten Percent Shareholder, on the date the ISO is granted, ten years after the date the ISO is granted; and

                        B. in the case of a Grantee who is a Ten Percent Shareholder, on the date the ISO is granted, five years after the date the ISO is granted.

                (iv) The exercise price of any ISO shall be determined by the Committee and shall not be less than:

                        A. in the case of a Grantee who is not a Ten Percent Shareholder on the date the ISO is granted, the Fair Market Value of the Common Stock subject to the ISO on such date; and

                        B. in the case of an employee who is a Ten Percent Shareholder on the date the ISO is granted, not less than 110 percent of the Fair Market Value of the Common Stock subject to the ISO on such date.

                (v) The Committee may provide that the option price under an ISO may be paid by one or more of the methods available for paying the option price of an NQSO per Section 8.1(a)(iv).

8.2 The Committee shall specify in the stock option agreement the terms upon which the Options shall become exercisable.

8.3 The aggregate number of shares of Common Stock to be issued pursuant to ISOs shall not exceed 7,000,000 shares, except in the event of a change in capitalization as described in Section 18.2.

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                                    SECTION 9
                            STOCK APPRECIATION RIGHTS

9.1 The amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR. The exercise price of the SAR shall be determined by the Committee and shall not be less than 50% of the Fair Market Value of a share of Common Stock on the date the SAR is granted. SARs may be granted in tandem with an Option in which event the Grantee has the right to elect to exercise either the SAR or the Option. Upon their election to exercise one of these Awards, the other Award is subsequently terminated. SARs may also be granted as an independent Award.

9.2 In the case of an SAR granted in tandem with an ISO to an employee who is a Ten Percent Shareholder on the date of such grant, the amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR, which exercise price shall not be less than 110 percent of the Fair Market Value of a share of Common Stock on the date the SAR is granted.

9.3 The applicable percentage and exercise price shall be established by the Committee at the time the SAR is granted.


                                   SECTION 10
                                RESTRICTED STOCK

10.1 Restricted Stock is Common Stock of the Company that is issued to a Grantee at a price determined by the Committee, which price may be zero, and is subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine.

10.2 The Committee shall specify in the Award agreement the terms upon which such shares of Common Stock granted to a Grantee as an Award shall vest; provided, however, that the Grantee continues to be employed by the Company on such date.

10.3 The Committee may, in its discretion, provide for accelerated vesting of Restricted Stock upon the achievement of specified performance goals to be determined by the Committee.

10.4    Grantee may make the election under Section 83(b) of the Code.

                                   SECTION 11
                               PERFORMANCE AWARDS

11.1    A Performance Award granted under the Plan:

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        (a)     may be denominated or payable in cash, Common Stock,  Restricted
                Stock, other securities, or other Awards; and

        (b)     shall  confer  on  the  holder  thereof  the  right  to  receive payments,  in  whole or in part,  upon the  achievement  of such performance goals during such performance periods as the Committee shall establish.

11.2 Subject to the terms of the Plan and any applicable Award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee. Such performance goals that the Committee may select are earnings before interest and taxes, net income, gross sales, earnings per share, return on equity, return on investment, economic value added, divisional performance goals, etc.

                                   SECTION 12
                       OTHER STOCK-BASED INCENTIVE AWARDS

12.1 The Committee may from time to time grant Awards under this Plan that provide a Grantee the right to purchase Common Stock or units that are valued by reference to the Fair Market Value of the Common Stock (including, but not limited to, phantom securities or dividend equivalents) or to receive Deferred Shares which are stock-based incentive grants in lieu of a cash deferral of bonuses. Such Awards shall be in a form determined by the Committee (and may include terms contingent upon a change of control of the Company); provided that such Awards shall not be inconsistent with the terms and purposes of the Plan.

12.2 The Committee shall determine the price of any Award and may accept any lawful consideration.

                                   SECTION 13
                               EXERCISE OF OPTIONS

13.1 The Committee may provide for the exercise of Options in installments and upon such terms, conditions and restrictions as it may determine subject to applicable law and the other requirements of this Plan.

13.2 The Committee may provide for termination of an Option in the case of termination of employment or directorship or any other reason.

13.3 An Option granted hereunder shall be exercisable, in whole or in part, only by written notice delivered in person or by mail to the Secretary of the Company at its principal office, specifying the number of shares of Common Stock to be purchased and accompanied by payment thereof and otherwise in accordance with the stock option agreement pursuant to which the Option was granted.

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                                   SECTION 14
                     RIGHTS IN EVENT OF DEATH OR DISABILITY

14.1 If a Grantee dies or becomes subject to a Disability prior to termination of his or her right to exercise an Option in accordance with the provisions of his or her stock option agreement without having totally exercised the Option, the stock option agreement may provide that the Option may be exercised, to the extent that the shares with respect to the Option could have been exercised by the Grantee on the date of his or her death or Disability, by (i), in the event of the Grantee's death, the Grantee's estate or by the person who acquired the right to exercise the Option by bequest or inheritance or (ii), in the event of the Grantee's Disability, the Grantee or his or her personal representative.

14.2 In the event of the Grantee's death or Disability, the Option shall not be exercisable after the date of its expiration or more than six months from the date of the Grantee's death or Disability, whichever first occurs.

14.3 The date of Disability of a Grantee shall be determined by the Committee.

                                   SECTION 15
                                AWARD AGREEMENTS

15.1 Each Award granted under the Plan shall be evidenced by an award agreement between the Grantee to whom the Award is granted and the Company, setting forth the number of shares of Common Stock, SARs, or units subject to the Award and such other terms and conditions applicable to the Award not inconsistent with the Plan as the Committee may deem appropriate.

15.2 The award agreement for an Option shall also be referred to as a stock option agreement.

                                   SECTION 16
                                 TAX WITHHOLDING

16.1 The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold federal income taxes or other taxes with respect to any Award made under the Plan. Such rules and procedures may provide:

        (a) in the case of Awards paid in shares of Common Stock, the Company may withhold shares of Common Stock otherwise issuable upon exercise of such Award in order to satisfy withholding obligations, unless otherwise instructed by the Grantee or unless the Committee determines otherwise at the time of Grant; and

        (b) in the case of an Award paid in cash, that the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash

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                to the Grantee;  provided that the requirements of the Rules, to the extent applicable, must be satisfied with regard to any withholding pursuant to clause (a).


                                   SECTION 17
                                CHANGE OF CONTROL

17.1 For the purpose of the Plan, a "Change of Control" shall be deemed to have occurred if:

        (a) the Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation are owned in the aggregate by the former shareholders of the Company;

        (b)     the Company sells,  leases or exchanges all or substantially all
                of  its   assets  to  another   corporation,   which  is  not  a
                wholly-owned Subsidiary of the Company;

        (c) any person or "group" within the meaning of Section 13(d)(3) of the Exchange Act acquires (together with voting securities of the Company held by such person or "group") 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record) pursuant to any transaction or combination of transactions;

        (d) there is a change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of
                Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirements; or

        (e) the individuals who, at the beginning of any period of twelve consecutive months, constituted the Board of Directors cease, for any reason, to constitute at least a majority thereof, unless the nomination for election or election by the Company's shareholders of each new Director of the Company was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of such period or whose election or nomination for election was previously so approved.

17.2 In the event of a Change of Control affecting the Company, then, notwithstanding any provision of the Plan or of any provisions of any Award agreements entered into between the Company and any Grantee to the contrary, all Awards that have not expired and which are then held by any Grantee (or the person or persons to whom any deceased Grantee's rights have been transferred) shall, as of such Change of Control, become fully and immediately vested and exercisable and may be exercised for the remaining term of such Awards.

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


                                   SECTION 18
                          DILUTION OR OTHER ADJUSTMENT

18.1 If the Company is a party to any merger or consolidation, or undergoes any merger, consolidation, separation, reorganization, liquidation or the like, the Committee shall have the power to make arrangements, which shall be binding upon the holders of unexpired Awards, for the substitution of new Awards for, or the assumption by another corporation of, any unexpired Awards then outstanding hereunder.

18.2 In the event of a reclassification, stock split, combination of shares, separation (including a spin-off), dividend on shares of the Common Stock payable in stock or other similar change in capitalization or in the corporate structure of shares of the Common Stock, the Committee shall conclusively determine the appropriate adjustment in the option prices of outstanding Options, and the number and kind of shares or other securities as to which outstanding Awards shall be exercisable, and in the aggregate number of shares with respect to which Awards may be granted.

18.3 The number of shares reserved under the Plan shall adjust as the number of shares of Common Stock increases as provided in Section 6.3 of this Plan.


                                   SECTION 19
                                 TRANSFERABILITY

19.1 No Award, other than an NQSO, shall be sold, pledged, assigned, transferred, or encumbered by a Grantee other than by will or by the laws of descent and distribution.

19.2 Only an NQSO may be pledged, assigned, transferred, or gifted by a Grantee to another individual provided that the NQSO is pledged, assigned, transferred or gifted without consideration by a Grantee, subject to such rules as the Committee may adopt, to (i) a member of the Grantee's immediate family, (ii) a trust solely for the benefit of the Grantee and his or her immediate family or (iii) a partnership or limited liability company whose only partners or members are the Grantee and his or her Immediate Family (hereinafter referred to as the Permitted Transferee); provided that the Committee is notified in advance in writing of the terms and conditions of any proposed pledge, assignment, transfer, or gift and the Committee determines that such pledge, assignment, transfer or gift complies with the requirements of the Plan and the applicable Award agreement.

19.3 Any pledge, assignment or gift of an Award that does not comply with the provisions of the Plan and the applicable Award agreement shall be void and unenforceable against the Company.

19.4 All terms and conditions of a pledged, assigned, transferred or gifted Award shall apply to the beneficiary, executor, administrator, and Permitted Transferee, whether one or more, of the Grantee (including the beneficiary, executor and administrator of a permitted transferee), including the right to amend the applicable Award agreement; provided that the Permitted Transferee shall not pledge, assign, transfer, or gift an Award other than by will or by the laws of descent and distribution.


                                   SECTION 20
                            AMENDMENT OR TERMINATION

20.1 The Committee may at any time amend, suspend or terminate the Plan; provided, that:

        (a) no change in any Awards previously granted may be made without the consent of the holder thereof; and

        (b) no amendment, other than an amendment authorized by Section 18 or Section 6.3, may be made increasing the aggregate number of shares of the Common Stock with respect to which ISOs may be granted, or changing the class of employees eligible to receive ISOs hereunder, without the approval of the holders of a majority of the outstanding voting shares of the Company.

                                   SECTION 21
                               GENERAL PROVISIONS

21.1 No Awards may be exercised by a Grantee if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over the Plan.

21.2 A bona fide leave of absence approved by a duly constituted officer of the Company shall not be considered interruption or termination of service of any Grantee for any purposes of the Plan or Awards granted thereunder, except that no Awards may be granted to an Employee while he or she is on a bona fide leave of absence.

21.3 No Grantee shall have any rights as a shareholder with respect to any shares subject to Awards granted to him or her under the Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

21.4 Nothing contained in the Plan or in an Award agreement granted thereunder shall confer upon any Grantee any right to (i) continue in the employ of the Company or any of its Subsidiaries or continue serving on the Board of Directors of the Company or (ii) interfere in any way with the right of the Company or any of its Subsidiaries to terminate the Grantee's employment at any time or service on the Board.

21.5 Any Award agreement may provide that stock issued upon exercise of any Awards may be subject to such restrictions, including, without limitation, restrictions as to transferability and restrictions constituting substantial risks of forfeiture as the Committee may determine at the time such Award is granted.

                                   SECTION 22
                               PLAN EFFECTIVE DATE

22.1 The Plan shall become effective on the date of its adoption by the Board of Directors of the Company subject to approval of the Plan by the holders of a majority of the outstanding voting shares of the Company within twelve (12) months after the date of the Plan's adoption by said Board of Directors. In the event of the failure to obtain such shareholder approval, the Plan and any Awards granted thereunder, shall be null and void and the Company shall have no liability thereunder.

22.2 No Award granted under the Plan shall be exercisable until such shareholder approval has been obtained.


                                   SECTION 23
                                PLAN TERMINATION

23.1 No Award may be granted under the Plan on or after the date which is ten years following the effective date specified in Section 22.1, but Awards previously granted may be exercised in accordance with their terms.

                          GRIDLINE COMMUNICATIONS CORP.

                           2004 EQUITY INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT


       THIS AGREEMENT made effective as of ____________, 2004 (the "GRANT DATE") between Gridline Communications Corp., a Delaware corporation (the "COMPANY"), and ___________ (the "OPTION HOLDER") relating to an option to purchase shares of the Company's common stock, par value [$0.001] per share ("COMMON STOCK").

       1. GRANT OF OPTION. Subject to the terms and conditions of this Agreement and the Company's 2004 Equity Incentive Plan (the "PLAN"), the Company hereby grants to the Option Holder an option (the "OPTION") to purchase ________ shares of Common Stock at a price per share of $________ (the "OPTION PRICE"). The Option shall be exercisable as set forth in EXHIBIT A attached hereto (the "VESTING SCHEDULE"). Notwithstanding anything in this Agreement to the contrary, the Vesting Schedule is subject to Section 4 herein and the Board of Directors, in its sole discretion, may waive the Vesting Schedule and, upon written notice to the Option Holder, accelerate the earliest date or dates in which any of the Options granted hereunder are exercisable. This Agreement and the purchase of the shares of Common Stock hereunder is intended and should be interpreted to qualify as an Incentive Stock Option as that term is used in Section 422 of the Internal Revenue Code of 1986, as it may be amended from time to time (the "INTERNAL REVENUE CODE"), and any provisions of this Agreement are hereby amended in their entirety to any extent necessary to permit all Common Stock purchased hereunder to qualify for treatment as such under Section 422 of the Internal Revenue Code.

       2. METHOD FOR EXERCISING THE OPTION. The vested portion of the Option may be exercised in whole or in part only by delivery in person or through certified or registered mail to the Company at its principal office in Houston, Texas (attention: Corporate Secretary) of written notice specifying the Option that is being exercised and the number of shares of Common Stock with respect to which the Option is being exercised. The notice must be accompanied by payment of the total Option Price.

       The total Option Price for the Common Stock to be acquired pursuant to the Option shall be paid in full by any of the following methods or any combination of the following methods:

              (a) In cash or by certified or cashier's check payable to Gridline Communications Corp.

              (b) The delivery to the Company of certificates representing the number of shares of Common Stock then owned by the Option Holder, the Designated Value (defined below) of which equals the Option Price of the Common Stock purchased pursuant to the Option, properly endorsed for transfer to the Company. (For purposes of this Agreement, the Designated Value of any shares of Common Stock delivered in payment of the Option Price upon exercise of the Option shall be the Designated Value as of the exercise date, and the exercise date shall be the day of delivery of the certificates for the Common Stock used as payment of the Option Price);

              (c) The delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver promptly to the Company, in payment of the Option Price, the amount of the cash proceeds of the sale of shares of Common Stock or a loan from the broker to the Option Holder sufficient, in each case, to pay the Option Price, and in a form satisfactory to the Corporate Secretary; or

              (d) The delivery to the Company of sufficient Options under this Agreement, properly endorsed for transfer to the Company, having a value (determined by subtracting the Option Price from the Designated Value)
sufficient to pay the Option Price with respect to other Options under this Agreement to be exercised.

              Upon such notice to the Corporate Secretary and payment of the total Option Price, the exercise of the Option shall be deemed to be effective, and a properly executed certificate or certificates representing the Common Stock so purchased shall be issued by the Company and delivered to the Option Holder.

       For purposes of this Agreement, the "DESIGNATED VALUE" of the shares of Common Stock on a given date shall mean (i) if the Common Stock is listed or admitted for trading on any national securities exchange or the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations for such date of the Common Stock on the principal securities exchange on which shares of Common Stock are listed,
(ii) if Common  Stock is not traded on any national  securities  exchange but is quoted on the National Association of Securities Dealers, Inc. Automated Operations System, or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system,
(iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Common Stock on at least five of the ten preceding days, or (iv) if none of the conditions set forth above is met, the fair market value of shares of Common Stock as determined by the Board. Provided, for purposes of determining "fair market value" of the Common Stock of the Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse. In no event shall the fair market value of the Common Stock be less than its par value.

       3.     ADJUSTMENT OF THE OPTION.

              (a) ADJUSTMENT BY STOCK SPLIT, STOCK DIVIDEND, ETC. If at any time the Company increases or decreases the number of its outstanding shares of Common Stock, or changes in any way the rights and privileges of its Common Stock, by means of the payment of a stock dividend or the making of any other distribution on such shares payable in Common Stock, or through a stock split or subdivision of shares of Common Stock, or a consolidation or combination of shares of Common Stock, or through a reclassification or recapitalization involving the Common Stock, the numbers, rights and privileges of the shares of Common Stock included in the Option shall be increased, decreased or changed in like manner as if such shares of Common Stock had been issued and outstanding, fully paid and non-assessable at the time of such occurrence.

              (b) OTHER CHANGES IN STOCK. In the event there shall be any change, other than as specified in the preceding subsection 3(a), in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which the Common Stock shall be changed or for which it shall have been exchanged, then and if the Board of Directors of the Company shall in its discretion determine that such change equitably requires an adjustment in the number or kind of shares subject to the Option, such adjustments shall be made by the Board of Directors and shall be effective for all purposes of this Agreement.

              (c) APPORTIONMENT OF OPTION PRICE. Upon any occurrence described in the preceding subsections 3(a) and (b), the aggregate Option Price for the shares of Common Stock then subject to the Option shall remain unchanged and shall be apportioned ratably over the increased or decreased number or changed kinds of securities or other properties subject to the Option.

       4.     CHANGE OF CONTROL; CORPORATE TRANSACTIONS.

              (a) Unless otherwise agreed by the parties involved, in the event of a Change of Control (as defined in the Plan), all outstanding Options, whether exercisable or not, shall immediately vest and become exercisable in accordance with Section 17.2 of the Plan.

              (b) If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves and such transaction is not a Change of Control, then thereafter upon any exercise of the Option hereunder, the Optionee shall be entitled to purchase under the Option, in lieu of the number of shares of Common Stock covered by this Option then exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation, sale of assets or dissolution, if, immediately prior to such agreement of merger, consolidation, sale of assets or dissolution, the Optionee had been the holder of record of the number of shares of Common Stock as to which the Option is then exercisable.

       5. EXPIRATION AND TERMINATION OF THE OPTION. The Option shall expire at 5:00 p.m. Houston, Texas, time on the fifth anniversary of the Grant Date (the period from the date of this Agreement to the expiration date is defined as the "OPTION PERIOD") or prior to such time as follows:

              (a) Upon termination of the employment of the Option Holder with the Company for any reason other than death or termination by the Company without "Cause" (as defined in the Employment Agreement between the Option Holder and the Company), the Options exercisable as of the date of termination may be exercised by Option Holder within three months after the date of the termination of employment of the Option Holder with the Company (provided such Options are exercised prior to their expiration date).

              (b) Upon termination of the employment of the Option Holder with the Company by reason of the death of the Option Holder, the Options exercisable as of the date of the Option Holder's death may be exercised by the Option Holder's estate or by the person who acquired the right to exercise the Option by bequest or inheritance. Such Options shall not be exercisable after the date they expire or more than six months from the date of the Option Holder's death, whichever first occurs.

              (c) Upon termination of the employment of the Option Holder with the Company by the Company without "Cause" (as defined in the Employment Agreement between the Option Holder and the Company) all outstanding Options, whether exercisable or not, shall immediately vest and become exercisable as of the date of termination and may be exercised by the Option Holder within three months after the date of termination of employment (provided such Options are exercised prior to their expiration date).

       6. TRANSFERABILITY. The Option may not be transferred except by will or pursuant to the laws of descent and distribution, and it shall be exercisable during the Option Holder's life only by him, or in the event of his disability or incapacity, by his personal representative, and after his death, only by his estate or by the person who acquired the right to exercise the Option by bequest or inheritance.

       7. COMPLIANCE WITH SECURITIES LAWS. Upon the acquisition of any shares pursuant to the exercise of the Option herein granted, Option holder or any person acting under Section 5(b) will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

       8. LEGENDS ON CERTIFICATES. The Certificates representing the shares of Common Stock purchased by exercise of an Option will be stamped or otherwise imprinted with legends in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stop-transfer instructions with respect to such shares.

       9.     WITHHOLDING.

              (a) ARRANGEMENT FOR WITHHOLDING. The Option Holder hereby agrees to make appropriate arrangements with the Company to provide for the amount of additional tax withholding under Sections 3102 and 3402 of the Internal Revenue Code and applicable state income tax laws resulting from the exercise of the Option. If such arrangements are not made, the Company may refuse to issue any Common Stock to the Option Holder.

              (b) WITHHOLDING ELECTION. The Option Holder may elect to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from shares otherwise issuable to the Option Holder, shares of Common Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Option Holder. All elections shall be subject to the approval or disapproval of the Board of Directors. The value of shares of Common Stock to be withheld shall be based on the Designated Value of the Common Stock on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). Any such election by the Option Holder to have shares of Common Stock withheld for this purpose will be subject to the following restrictions:

                     (i)    All elections must be made prior to the Tax Date.

                     (ii)   All elections shall be irrevocable.

                     (iii) If the Option Holder is an officer or director of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, ("SECTION 16"), the Option Holder must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Common Stock as consideration to satisfy such tax withholding obligation.

       11.    MISCELLANEOUS.

              (a) NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and shall be given by first class registered or certified mail, postage prepaid, or by personal delivery to the appropriate party, addressed:

                     (i) If to the Company, to the Company at its principal place of business as of the date hereof, 14505 Torrey Chase, Suite 400, Houston, Texas 77014 (Attention: Corporate Secretary) or at such other address as may have been furnished to the Option Holder in writing by the Company; or

                     (ii) If to the Option Holder, to the Option Holder at his address on file with the Company or at such other address as may have been furnished to the Company by the Option Holder.

              Any such notice shall be deemed to have been given as of the fourth day after deposit in the United States Postal Service, postage prepaid, properly addressed as set forth above, in the case of mailed notice, or as of the date delivered in the case of personal delivery.

              (b) AMENDMENT. The Board of Directors may make any adjustment in the Option Price, the number of shares of Common Stock subject to, or the terms of the Option by amendment or by substitution of an outstanding Option. Such amendment or substitution may result in terms and conditions (including Option Price, the number of shares of Common Stock covered, Vesting Schedule or Option Period) that differ from the terms and conditions of this Option. The Board of Directors may not, however, adversely affect the rights of the Option Holder without the consent of the Option Holder. If such action is effective by amendment, the effective date of such amendment will be the date of the original grant of this Option. Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Option Holder.

              (c) SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

              (d) WAIVER. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Company.

              (e) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company and the Option Holder and their respective heirs, executors, administrators, legal representatives, successors and assigns.

              (f) RIGHTS TO EMPLOYMENT. Nothing contained in this Agreement shall be construed as giving the Option Holder any right to be retained in the employ of the Company and this Agreement is limited solely to governing the rights and obligations of the Option Holder with respect to the Common Stock and the Option.

              (g) GENDER AND NUMBER. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

              (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws provisions thereof.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                            GRIDLINE COMMUNICATIONS CORP.



                            By:
                               -------------------------------------------------
                            Printed Name:
                                         ---------------------------------------
                            Title:
                                  ----------------------------------------------


                            OPTION HOLDER



                            Printed Name:
                                         ---------------------------------------

                                    EXHIBIT A
                                VESTING SCHEDULE
                                 (FOR EMPLOYEES)

         CONDITIONS TO VESTING                                AMOUNT EXERCISABLE

-------------------------------- --------------- -------------------------------
Upon the continuous employment                    Cumulative proportion of
of Option Holder by the Company                   the Stock as to all or part
from the grant date through the                   of which the Option can be
applicable date indicated below:                  exercised after satisfaction
                                                  of the respective conditions
                                                  to vesting:


-------------------------------- --------------- -------------------------------

1.  The First Anniversary of                              50 percent
    the Grant Date
-------------------------------- --------------- -------------------------------

2.  The Second Anniversary of                            100 percent
    the Grant Date
-------------------------------- --------------- -------------------------------

                                    EXHIBIT A
                                VESTING SCHEDULE
                                 (FOR DIRECTORS)

       Any options granted to the Director hereunder shall vest immediately upon the execution of this Option Agreement by the Company and the Director.

                       NONQUALIFIED STOCK OPTION AGREEMENT


       THIS AGREEMENT made effective as of ________________, 2004 between Gridline Communications Corp., a Delaware corporation (the "COMPANY"), and _______________ (the "OPTION HOLDER") relating to an option to purchase shares of the Company's common stock, par value [$0.001] per share ("COMMON STOCK").

       1. GRANT OF OPTION. Subject to the terms and conditions of this Agreement and the Company's 2004 Equity Incentive Plan (the "PLAN"), the Company hereby grants to the Option Holder effective as of _____________, 2004 (the "GRANT DATE") an option (the "OPTION") to purchase ____________shares of Common Stock. The Option shall be exercisable, in whole or in part, during the Option Period (as hereinafter defined) at an exercise price of [$____] per share (the "OPTION PRICE"). This Agreement and the purchase of the shares of Common Stock hereunder is not intended and should not be interpreted to qualify as an Incentive Stock Option as that term is used in Section 422 of the Internal Revenue Code of 1986, as it may be amended from time to time (the "INTERNAL REVENUE CODE").

       2. METHOD FOR EXERCISING THE OPTION. The Option may be exercised in whole or in part only by delivery in person or through certified or registered mail to the Company at its principal office in Houston, Texas (attention:
Corporate Secretary) of written notice specifying the Option that is being exercised and the number of shares of Common Stock with respect to which the Option is being exercised. The notice must be accompanied by payment of the total Option Price.

       The total Option Price for the Common Stock to be acquired pursuant to the Option shall be paid in full by any of the following methods or any combination of the following methods:

              (a) In cash or by certified or cashier's check payable to the order of Gridline Communications Corp.;

              (b) The delivery to the Company of certificates representing the number of shares of Common Stock then owned by the Option Holder, the Designated Value (defined below) of which equals the Option Price of the Common Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; PROVIDED, HOWEVER, that no Option may be exercised by delivery to the Company of certificates representing Common Stock, unless such Common Stock has been held by the Option Holder for more than six months. (For purposes of this Agreement, the Designated Value of any shares of Common Stock delivered in payment of the Option Price upon exercise of the Option shall be the Designated Value as of the exercise date, and the exercise date shall be the day of delivery of the certificates for the Common Stock used as payment of the Option Price); or

              (c) By delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver promptly to the Company, in payment of the Option Price, the amount of the cash proceeds of the sale of shares of Common

Stock or a loan from the broker to the Option Holder sufficient, in each case, to pay the Option Price, and in a form satisfactory to the Corporate Secretary.

              (d) By delivery to the Company of sufficient Options, properly endorsed for transfer to the Company, having a value sufficient to pay the Option Price with respect to the other Options that are to be exercised under this Agreement. The value of each Option to be surrendered in payment of the Option Price shall be determined by subtracting the Option Price from the Designated Value as of the date of receipt of notice of the exercise of the Options by the Corporate Secretary of the Company.

              Upon such notice to the Corporate Secretary and payment of the total Option Price, the exercise of the Option shall be deemed to be effective, and a properly executed certificate or certificates representing the Common Stock so purchased shall be issued by the Company and delivered to the Option Holder.

       For purposes of this Agreement, the "DESIGNATED VALUE" of the shares of Common Stock on a given date shall mean (i) if the Common Stock is listed or admitted for trading on any national securities exchange or the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations for such date of the Common Stock on the principal securities exchange on which shares of Common Stock are listed,
(ii) if Common  Stock is not traded on any national  securities  exchange but is quoted on the National Association of Securities Dealers, Inc. Automated Operations System, or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system,
(iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Common Stock on at least five
(5) of the ten (10) preceding days, or (iv) if none of the conditions set forth above is met, the fair market value of shares of Common Stock as determined by the Board. Provided, for purposes of determining "fair market value" of the Common Stock of the Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse. In no event shall the fair market value of the Common Stock be less than its par value.

       3.     ADJUSTMENT OF THE OPTION.

              (a) ADJUSTMENT BY STOCK SPLIT, STOCK DIVIDEND, ETC. If at any time the Company increases or decreases the number of its outstanding shares of Common Stock, or changes in any way the rights and privileges of its Common Stock, by means of the payment of a stock dividend or the making of any other distribution on such shares payable in Common Stock, or through a stock split or subdivision of shares of Common Stock, or a consolidation or combination of shares of Common Stock, or through a reclassification or recapitalization involving the Common Stock, the numbers, rights and privileges of the shares of Common Stock included in the Option shall be increased, decreased or changed in like manner as if such shares of Common Stock had been issued and outstanding, fully paid and non-assessable at the time of such occurrence.

              (b) DIVIDENDS PAYABLE IN STOCK OF ANOTHER CORPORATION, ETC. If at any time the Company pays or makes any dividend or other distribution upon its Common Stock payable in securities or other property (except money or Common Stock), a proportionate part of such securities or other property shall be set aside and delivered to the Option Holder upon issuance of the Common Stock purchased at the time of the exercise of the Option. The securities and other property delivered to the Option Holder upon exercise of the Option shall be in the same ratio to the total securities and property set aside for the Option Holder as the number of shares of Common Stock with respect to which the Option is then exercised is to the total shares of Common Stock subject to the Option. Prior to the time that any such securities or other property are delivered to the Option Holder in accordance with the foregoing, the Company shall be the owner of such securities or other property and Option Holder shall not have the right to vote the securities, receive any dividends payable on such securities, or in any other respect be treated as the owner. If securities or other property which have been set aside by the Company in accordance with this Section 3 are not delivered to the Option Holder because the Option is not exercised, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

              (c) OTHER CHANGES IN STOCK. In the event there shall be any change, other than as specified in the preceding subsections 3(a) and (b), in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which the Common Stock shall be changed or for which it shall have been exchanged, then and if the Board of Directors of the Company shall in its discretion determine that such change equitably requires an adjustment in the number or kind of shares subject to the Option, such adjustments shall be made by the Board of Directors and shall be effective for all purposes as of this Agreement.

              (d) APPORTIONMENT OF OPTION PRICE. Upon any occurrence described in the preceding subsections 3(a), (b), and (c), the aggregate Option Price for the shares of Common Stock then subject to the Option shall remain unchanged and shall be apportioned ratably over the increased or decreased number or changed kinds of securities or other properties subject to the Option.

       4.     CHANGE  OF   CONTROL;   TERMINATION   WITHOUT   CAUSE;   CORPORATE
TRANSACTIONS.

              (a) In the event of a Change of Control (as defined in the Plan), all outstanding Options, whether exercisable or not, shall immediately become exercisable in accordance with Section 17.2 of the Plan.

              (b) If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves and such transaction is not a Change of Control, then thereafter upon any exercise of the Option hereunder, the Optionee shall be entitled to purchase under the Option, in lieu of the number of shares of Common Stock covered by this Option then exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation, sale of assets or dissolution, if, immediately prior to such agreement of merger, consolidation, sale of assets or dissolution, the Optionee had been the holder of record of the number of shares of Common Stock as to which the Option is then exercisable.

       5. EXPIRATION AND TERMINATION OF THE OPTION. The Option shall expire at 5:00 p.m. Houston, Texas, time on ___________, (the period from the date of this Agreement to the expiration date is defined as the "OPTION PERIOD"). In the event of the death of the Option Holder during the Option Period, the Option shall be exercisable by the Option Holder's estate or by the person who acquired the right to exercise the Option by bequest or inheritance during the Option Period and for a period of up to six months following the death of the Option Holder, if later.

       6. TRANSFERABILITY. The Option may not be transferred except by will or pursuant to the laws of descent and distribution, and it shall be exercisable during the Option Holder's life only by him, or in the event of his disability or incapacity, by his personal representative, and after his death, only by his estate or by the person who acquired the right to exercise the Option by bequest or inheritance.

       7. COMPLIANCE WITH SECURITIES LAWS. Upon the acquisition of any shares pursuant to the exercise of the Option herein granted, Option holder or any person acting under Section 5 will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

       8. LEGENDS ON CERTIFICATES. The Certificates representing the shares of Common Stock purchased by exercise of an Option will be stamped or otherwise imprinted with legends in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stock-transfer instructions with respect to such shares.

       9.     WITHHOLDING.

              (a) ARRANGEMENT FOR WITHHOLDING. The Option Holder hereby agrees to make appropriate arrangements with the Company to provide for the amount of tax withholding, if any, under applicable federal and state income tax laws resulting from the exercise of the Option. If such arrangements are not made, the Company may refuse to issue any Common Stock to the Option Holder.

              (b) WITHHOLDING ELECTION. The Option Holder may elect to pay all such amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from shares otherwise issuable to the Option Holder, shares of Common Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Option Holder. All elections shall be subject to the approval or disapproval of the Board of Directors. The value of shares of Common Stock to be withheld shall be based on the Designated Value of the Common Stock on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). Any such election by the Option Holder to have shares of Common Stock withheld for this purpose will be subject to the following restrictions:

                     (i)    All elections must be made prior to the Tax Date.

                     (ii)   All elections shall be irrevocable.

                     (iii) If the Option Holder is an officer or director of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, ("SECTION 16"), the Option Holder must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Common Stock as consideration to satisfy such tax withholding obligation.

       10.    MISCELLANEOUS.

              (a) NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and shall be given by first class registered or certified mail, postage prepaid, or by personal delivery to the appropriate party, addressed:

                     (i) If to the Company, to the Company at its principal place of business (as of the date hereof, 14505 Torrey Chase, Suite 400, Houston, Texas 77014) (Attention: Corporate Secretary) or at such other address as may have been furnished to the Option Holder in writing by the Company; or

                     (ii) If to the Option Holder, to the Option Holder at his address on file with the Company or at such other address as may have been furnished to the Company by the Option Holder.

              Any such notice shall be deemed to have been given as of the fourth day after deposit in the United States Postal Service, postage prepaid, properly addressed as set forth above, in the case of mailed notice, or as of the date delivered in the case of personal delivery.

              (b) AMENDMENT. The Board of Directors may make any adjustment in the Option Price, the number of shares of Common Stock subject to, or the terms of the Option by amendment or by substitution of an outstanding Option. Such amendment or substitution may result in terms and conditions (including Option Price, the number of shares of Common Stock covered, or Option Period) that differ from the terms and conditions of this Option. The Board of Directors may not, however, adversely affect the rights of the Option Holder without the consent of the Option Holder. If such action is effective by amendment, the effective date of such amendment will be the date of the original grant of this Option. Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Option Holder.

              (c) SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

              (d) WAIVER. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Company.

              (e) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company and the Option Holder and their respective heirs, executors, administrators, legal representatives, successors and assigns.

              (f) RIGHTS TO EMPLOYMENT. Nothing contained in this Agreement shall be construed as giving the Option Holder any right to be retained in the employ of the Company and this Agreement is limited solely to governing the rights and obligations of the Option Holder with respect to the Common Stock and the Option.

              (g) GENDER AND NUMBER. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

              (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws provisions thereof.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        GRIDLINE COMMUNICATIONS CORP.


                                        By:
                                              ----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


                                        OPTION HOLDER


                                        ----------------------------------------